Exhibit 99.1

OpenAI and Amazon Announce Strategic Partnership

Amazon Web Services (AWS) and OpenAI will co-create a Stateful Runtime Environment powered by OpenAI models, available on Amazon Bedrock for AWS customers to build generative AI applications and agents at production scale

AWS will be the exclusive third-party cloud distribution provider for OpenAI Frontier, which enables organizations to build, deploy, and manage teams of AI agents

OpenAI to consume 2 gigawatts of Trainium capacity through AWS infrastructure to support demand for Stateful Runtime Environment, Frontier, and other advanced workloads

OpenAI and Amazon will develop customized models available to power Amazon’s customer-facing applications

Amazon will invest $50 billion in OpenAI

SAN FRANCISCO AND SEATTLE (BUSINESS WIRE) – OpenAI and Amazon (NASDAQ: AMZN) today announced a multi-year strategic partnership to accelerate AI innovation for enterprises, startups, and end consumers around the world. Amazon will also invest $50 billion in OpenAI, starting with an initial $15 billion investment and followed by another $35 billion in the coming months when certain conditions are met.

Partnering to bring new advanced AI capabilities to enterprises worldwide

OpenAI and Amazon are jointly developing a Stateful Runtime Environment powered by OpenAI’s models, which will be available through Amazon Bedrock.

Stateful developer environments are the next generation of how frontier models will be used, seamlessly enabling models to access elements like compute, memory, and identity. A Stateful Runtime Environment allows developers to keep context, remember prior work, work across software tools and data sources, and access compute. They're designed to handle ongoing projects and workflows.

These stateful developer environments will be trained to run optimally on AWS's infrastructure and integrated with Amazon Bedrock AgentCore and infrastructure services so customers’ AI applications and agents run cohesively with the rest of their infrastructure applications running in AWS. The Stateful Runtime Environment is expected to launch in the next few months.

Bringing OpenAI’s most advanced enterprise platform to AWS customers

AWS will serve as the exclusive third-party cloud distribution provider for OpenAI Frontier, expanding access to OpenAI’s most advanced enterprise platform as demand for AI deployment accelerates across industries.

Frontier enables organizations to build, deploy, and manage teams of AI agents that operate across real business systems with shared context, built-in governance, and enterprise-grade security, without managing underlying infrastructure. As companies move from experimentation to production AI, Frontier makes it straightforward to integrate powerful AI into existing workflows quickly, securely, and at global scale.

OpenAI to use Trainium compute to power growing Amazon customer demand

OpenAI and AWS are expanding their existing $38 billion multi-year agreement by $100 billion over 8 years. The expansion includes OpenAI committing to consume approximately 2 gigawatts of Trainium capacity through AWS infrastructure, which will support demand for Stateful Runtime, Frontier, and other advanced workloads. This agreement lowers the cost and improves the efficiency of producing intelligence at scale.

Under this structure, OpenAI secures long-term capacity while working with AWS to deploy purpose-built silicon alongside its broader compute ecosystem, enabling enterprises to consume intelligence on demand without managing underlying infrastructure.

This commitment spans both Trainium3 and next-generation Trainium4 chips and will power a broad range of advanced AI workloads. Trainium4, expected to begin delivery in 2027, will provide another major performance gain, including significantly higher FP4 compute performance, expanded memory bandwidth, and increased high-bandwidth memory capacity to support increasingly capable AI systems at scale.

Custom models available to power Amazon’s customer-facing applications

OpenAI and Amazon will collaborate to develop customized models available to Amazon developers to power Amazon’s customer-facing applications. Amazon teams will be able to tailor OpenAI models for use across AI products and agents that serve customers directly. These capabilities will complement the models already available to Amazon developers, including Amazon’s Nova family, offering another tool for teams to build and deliver at scale.

“OpenAI and Amazon share a belief that AI should show up in ways that are practical and genuinely useful for people,” said Sam Altman, co-founder and CEO of OpenAI. ”Combining OpenAI’s models with Amazon’s infrastructure and global reach helps us put powerful AI into the hands of businesses and users at real scale.”

“We have lots of developers and companies eager to run services powered by OpenAI models on AWS, and our unique collaboration with OpenAI to provide stateful runtime environments will change what’s possible for customers building AI apps and agents,” said Andy Jassy, President and CEO of Amazon. “We continue to be impressed with what OpenAI is building, and we're excited not only about their choosing to go big on our custom AI silicon (Trainium), but also our opportunity to invest in the company and partnership over the long-term.”

About OpenAI

OpenAI is an AI research and deployment company. Our mission is to ensure that artificial general intelligence benefits all of humanity.

About Amazon

Amazon is guided by four principles: customer obsession rather than competitor focus, passion for invention, commitment to operational excellence, and long-term thinking. Amazon strives to be Earth’s Most Customer-Centric Company, Earth’s Best Employer, and Earth’s Safest Place to Work. Customer reviews, 1-Click shopping, personalized recommendations, Prime, Fulfillment by Amazon, AWS, Kindle Direct Publishing, Kindle, Career Choice, Fire tablets, Fire TV, Amazon Echo, Alexa, Just Walk Out technology, Amazon Studios, and The Climate Pledge are some of the things pioneered by Amazon. For more information, visit amazon.com/about and follow @AmazonNews.

About AWS

Amazon Web Services (AWS) is guided by customer obsession, pace of innovation, commitment to operational excellence, and long-term thinking. By democratizing technology for nearly two decades and making cloud computing and generative AI accessible to organizations of every size and industry, AWS has built one of the fastest-growing enterprise technology businesses in history. Millions of customers trust AWS to accelerate innovation, transform their businesses, and shape the future. With the most comprehensive AI capabilities and global infrastructure footprint, AWS empowers builders to turn big ideas into reality. Learn more at aws.amazon.com and follow @AWSNewsroom.

Forward-Looking Statements

This communication contains forward-looking statements that are inherently uncertain and difficult to predict, including statements regarding planned investments, anticipated business activities, the effect of conditions, and expected benefits of the strategic partnership between Amazon and OpenAI, such as expected development of the Stateful Runtime Environment and stateful developer environments and other developments, performance, scaling, capabilities, customization, offerings, or impacts that will result from the partnership; the applications, utilization, or effectiveness of artificial intelligence technologies; accessibility of new features, models, and tools; and expected compute capacities, capabilities, performance characteristics, and delivery timing of Trainium chips. We use words such as will, to, believes, expects, intends, anticipates, plans, future, potential, continue, look forward, opportunity, keep, designed and similar expressions, as well as words referring to future outcomes such as train, accelerate, achieve, commit, deliver, power, bring, collaborate, develop, become, build, enable, deploy, provide, invest, use, meet, expand, run, support, lower, improve, offer, next generation, and variations of such words, to identify forward-looking statements. Actual results and outcomes could differ materially for a variety of reasons, including, among others, fluctuations in foreign exchange rates and energy prices, changes in global economic conditions, tariff and trade policies, resource and supply volatility, including for memory chips, and customer demand and spending, inflation, interest rates, regional labor market constraints, world events, the rate of growth of cloud services and new and emerging technologies, the amount that Amazon invests in new business opportunities and the timing of those investments, the mix of products and services sold to customers, competition, management of growth, international growth and expansion, the outcomes of claims, litigation, government investigations, and other proceedings, data center optimization, variability in demand, the degree to which we enter into, maintain, and develop commercial agreements, and proposed and completed acquisitions and strategic transactions. Other risks and uncertainties include, among others, risks related to new products, services, and technologies, security incidents, system interruptions, government regulation and taxation, and fraud. In addition, global economic and geopolitical conditions and additional or unforeseen circumstances, developments, or events may give rise to or amplify many of these risks. More information about factors that potentially could affect Amazon’s future business, product development, and financial results is included in Amazon’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and subsequent filings.